UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 26, 2006
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                                    CDEX INC.
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               (Exact Name of Registrant as Specified in Charter)

          Nevada                       000-49845                  52-2336836
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(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

1700 Rockville Pike, Suite 400, Rockville, Maryland                20852
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code       (301) 881-0080
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.    Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

     In connection with the centralization of CDEX's operations in Tucson, Arizona, as discussed in Item 8.01 below, Mr. James Griffin has announced his resignation as CDEX's Chief Executive Officer and President, effective December 28, 2006. Mr. Griffin indicated to CDEX's board of directors that his decision not to relocate to Tucson was a matter of personal choice for him and his family

     Mr. Timothy Shriver, currently our Senior Vice President of Technical Operations, will act as CDEX's interim President and Chief Executive Officer until such time as a permanent President and CEO is recruited. Malcolm H. Philips, Jr., CDEX's former President and CEO, has agreed to serve in Tucson as a special advisor to the company during the process of centralization.

     CDEX plans to file additional reports on Form 8-K, to the extent required, as events unfold in connection with the centralization of its operations. These may include disclosure of any necessary amendments to Mr. Shriver's existing employment agreement with CDEX, including any updated compensation disclosure, once the structure and amount have been determined, and any new lease agreements entered into.

Item 8.01     Other Events

     CDEX has announced that it intends to centralize its operations in Tucson, Arizona, where it currently has a research and development facility. Beginning in early 2007, CDEX expects to relocate all of its administrative and corporate headquarters to its Tucson facility. Management expects the move to be concluded by the end of the first quarter of 2007. The board of directors unanimously approved the relocation and centralization on December 26, 2007 in order to improve communications and increase overall efficiency.

     Certain changes in CDEX's management relating to the centralization are detailed in Item 5.02 above. A copy of a press release announcing the centralization is attached as an exhibit to this Report on Form 8-K under Item
9.01 hereto.


Item 9.01.    Financial Statements and Exhibits.

         (a)  Not Applicable

         (b)  Not Applicable

         (c)  Exhibits

99.1 Press Release dated December 27, 2006, announcing the centralization of operations in Tucson, Arizona.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       CDEX INC.



Date:  December 27, 2006               By: /s/ James Griffin
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                                           James Griffin,
                                           Chief Executive Officer and President






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